Diamond Foods, Inc. Company Presentation Cream: 255 255 221 Green: 0 102 51 Burgundy: 171 47 54 CH001LEM updated 3/07/2007

Important information This material contains forward-looking statements, including forecasts of growth, long-term financial goals, expanding margins, industry growth and our strategic plans, that involve known and unknown risks and uncertainties that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this material. Actual results may differ materially from those contained in the forward-looking statements. Such risk factors include, among others: safety and quality issues could harm our sales; fluctuations in raw material prices and availability could harm our profitability; competition could affect our results of operations; inability to integrate acquired entities could harm our profitability; loss of one or more major customers could reduce revenue and profits; risk of failure to expand distribution in existing channels or secure new distribution outlets to sell our products, and changes in the food industry and customer preferences could reduce demand for our products. Additional information concerning these and other risk factors is contained in the Risk Factors section of our Annual Report on Form 10-K, on file with the Securities and Exchange Commission, as well as factors identified in our other periodic reports filed with the Commission from time to time. The forward-looking statements in this material are based on our assumptions, expectations and projections about future events as the date of this presentation. We do not undertake any obligation to update this information to reflect events or circumstances subsequent to its presentation.

Company overview Dominant position in growing category - #1 brand of culinary and in-shell nuts Rapidly growing snack brands - Emerald is attracting younger consumers to snack nuts Successful record of innovation - Product, packaging and promotion leadership Significant distribution footprint - Products available in over 60,000 U.S. retail locations and in over 100 countries Commitment to growth - 14% annual top-line growth since fiscal 2000

Four businesses; two major brands Diversified business across multiple channels and merchandising locations

Blue chip retail and B2B customers Retail / Wholesale / Supercenter Ingredient / Multi-Unit Food Service International Over 900 customers in 100+ countries

A strong commitment to growth Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 East 189.4 193.3 193.5 200.4 234 253.1 271.9 287.7 296.2 295.9 288.9 282.2 281.5 292.8 302.5 308 318.8 325.3 339.6 359.7 390.3 411.9 435.1 462.5 467.9 479.6 467.7 477.2 468.7 488.1 2000 2001 2002 2003 2004 2007 2005 2006 Non-retail focus shift to value-added products ______________________ Source: company reports; Diamond total net sales; TTM ended Oct (Q1), Jan (Q2), Apr (Q3), Jul (Q4) 14% CAGR net sales growth since 2000 27 of 30 quarters had year- over-year growth

Shifting the mix to retail sales 2003 2004 2005 2006 TTM 01/07 Retail 153.8 187.5 228.5 274.8 300.4 Non-Retail 154.7 172.2 234 202.4 187.7 _____________________________ Source: company reports; 2003-2006 net sales for 12-months ended July 31; Retail includes North American culinary, snack and in-shell Retail sales have grown more than twice as fast as non-retail businesses +9% CAGR +21% CAGR 62% retail 50% retail

Diamond dominates culinary & in-shell 2003 2004 2005 2006 East 394.6 431.3 458.1 470.2 Category is growing 6% per year Diamond Private Label/No brand Planters Sanfilippo Azar East 0.36 0.246 0.08 0.031 0.003 Diamond's share is 4-times larger than the #2 competitor __________________________ Source: Information Resources, Inc.; U.S. Food, 52 weeks ended 01/ 28/07 __________________________ Source: Information Resources, Inc.; U.S. Food, 52 weeks ended 12/ 31

Demographic trends favor continued growth Total Population 45+ years old 55+ 65+ 2005 0.008 0.02 0.026 0.018 Older age groups are growing faster than the general population Nut consumption increases with age 18-24 Age group 25-24 35-44 45-54 55-64 65+ 2005 52 72 93 121 174 202 100 = average

Investing behind our brands 93% brand awareness; 92% ACV U.S. Food distribution

Vertically-integrated business Control product quality Gain insights into nut pricing Better anticipate market conditions Exploit market opportunities more quickly and efficiently Business model supports quick recognition of market trends and new opportunities Marketing Packaging Processing Shelling * Cold Storage Direct Sourcing * Walnuts only

Global nut origins


Hazelnuts
Walnuts
Almonds
Peanuts
Macadamias
Mexico
Costa Rica
Peru
Bolivia
Brazil
Spain
Italy
Turkey
Russia
China
Korea
India
Vietnam
Guinea-Bissau
Ivory Coast
Benin
Kenya
Tanzania
Mozambique
South Africa
Australia
Walnuts
Cashews
Brazils
Hazelnuts
Pecans
Almonds
Macadamias
Pine Nuts
Peanuts

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The Emerald opportunity Consumers looking for healthier snacking choices Significant Growth Opportunity Nuts 52.3 mm regular nut users 45+ age group, female Snacks $2.6B market Snack Nuts Source: USDA and IRI, Packaged facts. $30B market 153 mm regular snackers 18+ age group, male Nutritional snack sales expected to grow at faster rate

Large and growing snack nut category ______________________________ Source: Information Resources, Inc.; U.S. Food, 52 weeks ended 01/ 28/07 Culinary Snack Food * 488 Club 1472 Snack nut category is 3-times larger than culinary & in-shell Planters Private Label/No brand Emerald All others East 0.311 0.274 0.038 0.378 "All others" lack national distribution and marketing ______________________________ Source: Information Resources, Inc. U.S. Food, Drug/MM, 52 weeks ended 01/28/07 Tree Nut Segment Share 5.0% Total Share 4%

Snack sales off to a strong start 2003 2004 2005 2006 TTM (01/2007) Snacks 3.1 7.1 21.5 40.7 58.9 ______________________________ Source: company reports; Diamond snack net sales, including Harmony; 2003-2006 are for 12 months ended July 31 Led by Emerald, snack sales are outpacing the category

Emerald has a reputation for innovation Patented shelf-stable glazed products New Channels Exciting new products & flavors

Emerald's consumer-friendly packaging Packaging that supports today's on-the-go lifestyles Re-sealable foil bags Convenient recipe-ready packages Ergonomic canisters that fit in car cup holders

Emerald appealing consumer outreach Emerald's launch has been supported by an innovative marketing campaign to establish brand recognition and positioning as a source of natural energy 2007 Super Bowl Campaign 2005 Super Bowl Ad Campaign

Emerald broadens demographic appeal Salty Snacks Emerald Planter's Diamond 18-24 Years Old 97 45 55 22 25-34 Years Old 91 133 72 67 35-44 Years Old 96 126 89 77 45-54 Years Old 94 140 126 118 55-64 Years Old 100 156 174 164 65+ Years Old 96 110 185 267 Consumption of Nut Brands by Adults Index to Sample Individuals: Eatings Emerald is attracting younger snackers Diamond well-positioned with culinary consumer 100 = average

Emerald helps command a larger footprint Since 1997 the average number of Diamond & Emerald SKUs per store has grown 26% per year __________________________ Source: Information Resources Inc., U.S. Food; 12-months ended December; total U.S. Average 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Diamond 3.2 4 5.8 8.8 14.9 15.4 15.6 16.4 16.8 17 Emerald 0 0 0 5.8 7.2 8

Emerald's share is strongest on the coasts West 2.7% ____________________ Source: Information Resources, Inc., U.S. Food, 52 Weeks ended January 28, 2007. $ share of snack nuts South Central 3.2% Southeast 3.4% Mid South 4.4% Plains 1.6% California 5.5% Great Lakes 2.2% Northeast 5.4% Significant regional share opportunities remain

Company goals Focus on high margin retail business Replicate culinary & in-shell success in snacks Leverage existing culinary & in-shell supply chain infrastructure Shift mix of non-retail business to value-added products Achieve above average long-term financial performance 8% to 10% top-line growth 10% EBIT margin 15%+ profit growth

Financial Overview

Financial highlights Double-digit topline growth Diversified sales mix by channel, region and product Strong balance sheet with capacity for growth Opportunities for significant margin improvement

Double-digit topline growth _____________________________ Source: company reports; 2003-2006 net sales for 12-months ended July 31 Diversified sales mix by channel 2003 2004 2005 2006 TTM (01/07) Culinary 113.3 142 164.2 189.4 195.3 Ingred & Intn'l 154.7 172.2 234 202.4 187.7 In-shell 37.4 38.4 42.8 44.7 46.3 Snack 3.1 7.1 21.5 40.7 58.9 $477 $360 $463 $488 $309 +16% CAGR

Fiscal 2007 guidance 5% to 8% topline growth 15% growth in North American Retail sales $80 million in Snack sales (up 96%) 15% gross margin $0.50 to $0.55 non-GAAP EPS (1) See 8-K filing dated December 7, 2006 for discussion of non-GAAP items

Q2 Fiscal 2007 YTD results $313 million in net sales (up 4%) $212 million in North American Retail sales (up 14%) $37 million in Snack sales (up 98%) 15.4% gross margin $0.60 Non-GAAP EPS (including stock-based compensation expense) (1) See 8-K filing dated December 7, 2006 for discussion of non-GAAP items

Strong Balance Sheet $ Millions 07/2004 07/2005 07/2006 01/2007 Cash $ 0.8 $ 49.0 $ 35.6 $ 25.0 PP&E, net 21.5 27.7 34.3 34.6 Other assets 183.6 175.3 183.1 233.1 Total Assets 205.9 252.0 253.0 292.7 Long-term debt 35.5 20.0 20.0 20.0 Other liabilities 111.2 132.5 122.2 147.8 Shareholder's equity 59.2 99.5 110.8 124.9 Total Liabilities & Equity 205.9 252.0 253.0 292.7 Net debt (cash) 79.0 (26.9) (15.6) (5.0) Non-cash working capital 71.8 40.0 52.1 76.6 Current ratio 1.7 1.7 1.8 1.7

Long-term financial targets North American retail sales grew nearly 20% per year from 2002 to 2006

Summary

Experienced management team Average * Cumulative * Diamond Foods 6.3 50.2 CPG 14.9 119.2 * Based on the top 8 executives Years of Experience

Summary Strong brands in growing categories Leading market share in culinary & in-shell category Long standing customer relationships Multiple growth opportunities with Emerald Clearly defined growth plan Commitment to growing the business for the future

Diamond Foods, Inc. Cream: 255 255 221 Green: 0 102 51